EXHIBIT 32

CERTIFICATION BY

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flexsteel Industries, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Karel K. Czanderna, Chief Executive Officer, and Marcus D. Hamilton, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and;

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date:	May 2, 2018

		By:	/S/ Karel K. Czanderna
Karel K. Czanderna
Chief Executive Officer

		By:	/S/ Marcus D. Hamilton
Marcus D. Hamilton
Chief Financial Officer

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